Exhibit 99

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:                        Walter Ida

(808) 946-1400

Territorial Bancorp Inc.

Announces Application to Change Bank Charter of Territorial Savings Bank

Honolulu, Hawaii, November 1, 2013 - Territorial Bancorp Inc. (NASDAQ:  TBNK) (the “Company”), headquartered in Honolulu, Hawaii, the holding company parent of Territorial Savings Bank, announces that on October 31, 2013, the Board of Directors of Territorial Savings Bank (the “Bank”) approved an application which will be filed with the Division of Financial Institutions, State of Hawaii, under which the Bank would convert from a federal savings bank to a Hawaii-chartered savings bank.  As part of the charter conversion, the Bank intends to file an application with the Federal Reserve Bank of San Francisco (“Federal Reserve”) to become a member bank.  The holding company will continue to be regulated by the Federal Reserve and expects to remain a savings and loan holding company.  The charter conversion remains subject to regulatory approvals, and no timetable has been established for the completion of the charter conversion.

Allan Kitagawa, Chairman and Chief Executive Officer stated: “These changes, if approved, will lower the regulatory cost to the Bank.  In addition, the Bank and holding company will have the same federal regulator.”

Forward-looking statements - this press release contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect,” “will,” “may” and words of similar meaning. These forward-looking statements include, but are not limited to:

• statements of our goals, intentions and expectations;

• statements regarding our business plans, prospects, growth and operating strategies;

• statements regarding the asset quality of our loan and investment portfolios; and

• estimates of our risks and future costs and benefits.

These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this release.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

• general economic conditions, either nationally, internationally or in our market areas, that are worse than expected;

• competition among depository and other financial institutions;

• inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

• adverse changes in the securities markets;

• changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;

• our ability to enter new markets successfully and capitalize on growth opportunities;

• our ability to successfully integrate acquired entities, if any;

• changes in consumer spending, borrowing and savings habits;

• changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission and the Public Company Accounting Oversight Board;

• changes in our organization, compensation and benefit plans;

• changes in our financial condition or results of operations that reduce capital available to pay dividends; and

• changes in the financial condition or future prospects of issuers of securities that we own.

Because of these and a wide variety of other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.